FOR IMMEDIATE RELEASE

Contact:	Emily Claffey/Benjamin Spicehandler /Columbia Clancy
Sard Verbinnen & Co
212-687-8080
Conrad Harrington
Sard Verbinnen & Co - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000
VECTOR GROUP REPORTS THIRD QUARTER 2019 FINANCIAL RESULTS

MIAMI, FL, November 5, 2019 - Vector Group Ltd. (NYSE:VGR) today announced financial results for the three and nine months ended September 30, 2019.

GAAP Financial Results

Third quarter 2019 revenues were $504.8 million, compared to revenues of $513.9 million in the third quarter of 2018. The Company recorded operating income of $66.7 million in the third quarter of 2019, compared to operating income of $66.0 million in the third quarter of 2018. Net income attributed to Vector Group Ltd. for the third quarter of 2019 was $36.0 million, or $0.23 per diluted common share, compared to net income of $12.0 million, or $0.07 per diluted common share, in the third quarter of 2018.

For the nine months ended September 30, 2019 revenues were $1.464 billion, compared to revenues of $1.424 billion for the nine months ended September 30, 2018. The Company recorded operating income of $185.6 million for the nine months ended September 30, 2019, compared to operating income of $176.0 million for the nine months ended September 30, 2018. Net income attributed to Vector Group Ltd. for the nine months ended September 30, 2019 was $90.3 million, or $0.56 per diluted common share, compared to a net income of $37.0 million, or $0.22 per diluted common share, for the nine months ended September 30, 2018.

Non-GAAP Financial Measures

Non-GAAP financial measures also include adjustments for purchase accounting associated with the Company’s 2013 acquisition of an additional 20.59% interest in Douglas Elliman Realty, LLC, the impact of non-controlling interest associated with the 29.41% of Douglas Elliman Realty, LLC that was purchased by the Company on December 31, 2018, litigation settlements and judgments, settlements of long-standing disputes related to the Master Settlement Agreement in the Tobacco segment, net interest expense capitalized to real estate ventures, stock-based compensation expense (for purposes of Adjusted EBITDA only) and non-cash interest expense associated with the Company’s convertible debt. Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the three and nine months ended September 30, 2019 and 2018 are included in Tables 2 through 7.

Three months ended September 30, 2019 compared to the three months ended September 30, 2018
Third quarter of 2019 Adjusted EBITDA attributed to Vector Group (as described in Table 2 attached hereto) were $73.7 million, compared to $73.4 million for the third quarter of 2018.
Adjusted Net Income (as described in Table 3 attached hereto) was $36.2 million, or $0.23 per diluted share, for the third quarter of 2019, and $23.1 million, or $0.15 per diluted share, for the third quarter of 2018.
Adjusted Operating Income (as described in Table 4 attached hereto) was $67.0 million for the third quarter of 2019, compared to $66.4 million for the third quarter of 2018.
Nine months ended September 30, 2019 compared to the nine months ended September 30, 2018
Adjusted EBITDA attributed to Vector Group Ltd. (as described in Table 2 attached hereto) were $206.9 million for the nine months ended September 30, 2019, compared to $191.4 million for the nine months ended September 30, 2018.
Adjusted Net Income (as described in Table 3 attached hereto) was $92.3 million, or $0.59 per diluted share, for the nine months ended September 30, 2019, and $56.5 million, or $0.35 per diluted share, for the nine months ended September 30, 2018.
Adjusted Operating Income (as described in Table 4 attached hereto) was $186.4 million for the nine months ended September 30, 2019, compared to $168.9 million for the nine months ended September 30, 2018.

Tobacco Segment Financial Results
For the third quarter of 2019, the Tobacco segment had revenues of $303.3 million, compared to $302.0 million for the third quarter of 2018. For the nine months ended September 30, 2019, the Tobacco segment had revenues of $854.5 million, compared to $844.0 million for the nine months ended September 30, 2018.
Operating Income from the Tobacco segment was $72.8 million and $201.6 million for the three and nine months ended September 30, 2019, respectively, compared to $63.3 million and $189.2 million for the three and nine months ended September 30, 2018, respectively.
Non-GAAP Financial Measures
Tobacco Adjusted Operating Income (as described in Table 5 attached hereto) for the third quarter of 2019 and 2018 was $73.0 million and $63.3 million, respectively. Tobacco Adjusted Operating Income for the nine months ended September 30, 2019 and 2018 was $202.5 million and $183.4 million, respectively.
For the third quarter of 2019, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 2.44 billion units, compared to 2.59 billion units for the third quarter of 2018. For the nine months ended September 30, 2019, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 6.90 billion units, compared to 7.13 billion units for the nine months ended September 30, 2018.
Liggett’s retail market share increased to 4.3% for the third quarter of 2019 and 4.2% for the nine months ended September 30, 2019, compared to 4.2% for the third quarter of 2018 and 4.1% for the nine months ended September 30, 2018. Compared to the third quarter of 2018, Liggett’s retail shipments declined by 3.5% while the overall industry’s retail shipments declined by 6.4%. Compared to the nine months ended September 30, 2018, Liggett’s retail shipments declined by 2.9% while the overall industry’s retail shipments declined by 5.9%, according to data from Management Science Associates, Inc.

Real Estate Segment Financial Results
For the third quarter of 2019, the Real Estate segment had revenues of $201.5 million, compared to $211.9 million for the third quarter of 2018. For the nine months ended September 30, 2019, the Real Estate segment had revenues of $609.6 million, compared to $580.4 million for the nine months ended September 30, 2018. For the third quarter of 2019, the Real Estate segment reported net income of $7.2 million, compared to a net income of $4.7 million for the third quarter of 2018. For the nine months ended September 30, 2019, the Real Estate segment reported a net income of $13.5 million, compared to net loss of $0.9 million for the nine months ended September 30, 2018.
Douglas Elliman’s results are included in Vector Group Ltd.’s Real Estate segment. For the third quarter of 2019, Douglas Elliman had revenues of $201.2 million, compared to $211.5 million for the third quarter of 2018. For the nine months ended September 30, 2019, Douglas Elliman had revenues of $606.0 million, compared to $576.5 million for the nine months ended September 30, 2018. For the third quarter of 2019, Douglas Elliman reported net income of $1.9 million, compared to net income of $10.0 million for the third quarter of 2018. For the nine months ended September 30, 2019, Douglas Elliman reported net income of $6.6 million, compared to net income of $7.8 million for the nine months ended September 30, 2018.

Non-GAAP Financial Measures
For the third quarter of 2019, Real Estate Adjusted EBITDA attributed to the Company (as described in Table 6 attached hereto) were $2.9 million, compared to $11.6 million for the third quarter of 2018.
For the nine months ended September 30, 2019, Real Estate Adjusted EBITDA attributed to the Company were $11.4 million, compared to $13.0 million for the nine months ended September 30, 2018.
For the third quarter of 2019, Douglas Elliman’s Adjusted EBITDA (as described in Table 7 attached hereto) were $3.4 million, compared to $12.0 million for the third quarter of 2018.
For the nine months ended September 30, 2019, Douglas Elliman’s Adjusted EBITDA were $11.0 million, compared to $11.8 million for the nine months ended September 30, 2018.
For the three and nine months ended September 30, 2019, Douglas Elliman achieved closed sales of approximately $7.4 billion and $22.1 billion, respectively, compared to $7.8 billion and $21.4 billion for the three and nine months ended September 30, 2018, respectively.

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted Operating Income, Tobacco Adjusted EBITDA, New Valley LLC Adjusted EBITDA and Douglas Elliman Realty, LLC Adjusted EBITDA (“the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.

On December 31, 2018, New Valley LLC, the real estate subsidiary of Vector Group Ltd, acquired the 29.41% interest in Douglas Elliman Realty, LLC it did not previously own. Vector Group Ltd. has adjusted its presentation of Non-GAAP Financial Measures in Tables 2, 3, 6 and 7 to assume the transaction occurred on January 1, 2018 and to improve comparability between the three and nine months ended September 30, 2019 and 2018, respectively, as well as the twelve months ended September 30, 2019. Please refer to Vector Group Ltd.’s Form 8-K, which is dated May 3, 2019, for additional information.

Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 through 7 is information relating to the Company’s Non-GAAP Financial Measures for the three and nine months ended September 30, 2019 and 2018.

Conference Call to Discuss Third Quarter 2019 Results

As previously announced, the Company will host a conference call and webcast on Tuesday, November 5, 2019 at 4:30 PM (ET) to discuss its third quarter 2019 results. Investors can access the call by dialing 800-859-8150 and entering 38104109 as the conference ID number. The call will also be available via live webcast at https://www.investornetwork.com/event/presentation/56439. Webcast participants should allot extra time to register before the webcast begins.

A replay of the call will be available shortly after the call ends on November 5, 2019 through November 19, 2019. To access the replay, dial 877-656-8905 and enter 38104109 as the conference ID number. The archived webcast will also be available at https://www.investornetwork.com/event/presentation/56439 for one year.

Vector Group is a holding company for Liggett Group LLC, Vector Tobacco Inc., New Valley LLC, and Douglas Elliman Realty, LLC. Additional information concerning the company is available on the Company’s website, www.VectorGroupLtd.com.

[Financial Tables Follow]

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)
Revenues:
Tobacco*	$303,260	$302,009	$854,517	$843,958
Real estate	201,530	211,860	609,629	580,365
Total revenues	504,790	513,869	1,464,146	1,424,323

Expenses:
Cost of sales:
Tobacco*	209,192	219,769	590,956	597,492
Real estate	136,264	140,533	408,694	389,851
Total cost of sales	345,456	360,302	999,650	987,343

Operating, selling, administrative and general expenses	92,374	87,549	278,047	262,961
Litigation settlement and judgment expense (income)	240	—	895	(1,944)
Operating income	66,720	66,018	185,554	175,963

Other income (expenses):
Interest expense	(32,963)	(51,084)	(103,236)	(145,452)
Change in fair value of derivatives embedded within convertible debt	6,182	10,005	20,319	31,289
Equity in earnings (losses) from real estate ventures	8,050	294	12,002	(8,378)
Other, net	1,755	4,481	13,653	13,660
Income before provision for income taxes	49,744	29,714	128,292	67,082
Income tax expense	13,736	14,686	37,944	29,394

Net income	36,008	15,028	90,348	37,688

Net income attributed to non-controlling interest	—	(3,026)	(80)	(657)

Net income attributed to Vector Group Ltd.	$36,008	$12,002	$90,268	$37,031

Per basic common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.23	$0.07	$0.57	$0.23

Per diluted common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.23	$0.07	$0.56	$0.22

* Revenues and cost of sales include federal excise taxes of $122,951, $130,428, $347,527 and $359,199, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2019	2019	2018	2019	2018

Net income attributed to Vector Group Ltd.	$111,342	$36,008	$12,002	$90,268	$37,031
Interest expense	161,564	32,963	51,084	103,236	145,452
Income tax expense	30,102	13,736	14,686	37,944	29,394
Net (loss) income attributed to non-controlling interest	(675)	—	3,026	80	657
Depreciation and amortization	18,126	4,430	4,707	13,362	14,043
EBITDA	$320,459	$87,137	$85,505	$244,890	$226,577
Change in fair value of derivatives embedded within convertible debt (a)	(34,019)	(6,182)	(10,005)	(20,319)	(31,289)
Equity in (earnings) losses from real estate ventures (b)	(34,826)	(8,050)	(294)	(12,002)	8,378
Loss on extinguishment of debt	4,066	—	—	—	—
Stock-based compensation expense (c)	9,649	2,348	2,584	7,122	7,424
Litigation settlement and judgment expense (income) (d)	1,055	240	—	895	(1,944)
Impact of MSA settlement (e)	—	—	—	—	(6,298)
Purchase accounting adjustments (f)	63	—	184	—	545
Other, net	(3,914)	(1,755)	(4,481)	(13,653)	(13,660)
Adjusted EBITDA	$262,533	$73,738	$73,493	$206,933	$189,733
Adjusted EBITDA attributed to non-controlling interest	(1,471)	—	(3,638)	—	(1,848)
Adjustment to reflect additional 29.41% of Adjusted EBITDA from Douglas Elliman Realty, LLC (g)	(158)	—	3,543	—	3,477
Adjusted EBITDA attributed to Vector Group Ltd.	$260,904	$73,738	$73,398	$206,933	$191,362

Adjusted EBITDA by Segment
Tobacco	$267,921	$74,980	$65,339	$208,358	$189,646
Real Estate (h)	11,188	2,868	11,697	11,437	11,403
Corporate and Other	(16,576)	(4,110)	(3,543)	(12,862)	(11,316)
Total	$262,533	$73,738	$73,493	$206,933	$189,733

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Tobacco	$267,921	$74,980	$65,339	$208,358	$189,646
Real Estate (h)	9,559	2,868	11,602	11,437	13,032
Corporate and Other	(16,576)	(4,110)	(3,543)	(12,862)	(11,316)
Total	$260,904	$73,738	$73,398	$206,933	$191,362

a.	Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt.

b.	Represents equity in (earnings) losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

c.	Represents amortization of stock-based compensation.

d.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC.

e.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

f.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

g.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

h.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $10,486 for the last twelve months ended September 30, 2019 and $3,368, $12,048, $11,026 and $11,824 for the three and nine months ended September 30, 2019 and 2018, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC’s entire Adjusted EBITDA.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018

Net income attributed to Vector Group Ltd.	$36,008	$12,002	$90,268	$37,031

Change in fair value of derivatives embedded within convertible debt	(6,182)	(10,005)	(20,319)	(31,289)
Non-cash amortization of debt discount on convertible debt	5,746	22,871	19,718	61,450
Litigation settlement and judgment expense (income) (a)	240	—	895	(1,944)
Impact of MSA settlement (b)	—	—	—	(6,298)
Impact of net interest expense capitalized to real estate ventures	412	(596)	2,488	1,775
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	—	385	—	1,140
Adjustment to reflect additional 29.41% of net income from Douglas Elliman Realty, LLC (d)	—	2,931	—	2,287
Total adjustments	216	15,586	2,782	27,121

Tax expense related to adjustments	(59)	(4,459)	(764)	(7,672)

Adjusted Net Income attributed to Vector Group Ltd.	$36,165	$23,129	$92,286	$56,480

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.23	$0.15	$0.59	$0.35

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents 100% of purchase accounting adjustments in the periods presented for assets acquired in connection with the Company’s acquisition of the 20.59% of Douglas Elliman Realty, LLC on December 31, 2013.

d.
Represents 29.41% of Douglas Elliman Realty LLC's net income in the respective 2018 period. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2019	2019	2018	2019	2018

Operating income	$233,640	$66,720	$66,018	$185,554	$175,963

Litigation settlement and judgment expense (income) (a)	1,055	240	—	895	(1,944)
Impact of MSA settlement (b)	—	—	—	—	(6,298)
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	265	—	385	—	1,140
Total adjustments	1,320	240	385	895	(7,102)

Adjusted Operating Income (d)	$234,960	$66,960	$66,403	$186,449	$168,861

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d.	Does not include a reduction for 29.41% non-controlling interest in Douglas Elliman Realty, LLC. for the last twelve months ended September 30, 2019 and three and nine months ended September 30, 2018.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2019	2019	2018	2019	2018

Tobacco Adjusted Operating Income:
Operating income from tobacco segment	$258,936	$72,799	$63,259	$201,594	$189,185

Litigation settlement and judgment expense (a)	1,055	240	—	895	525
Impact of MSA settlement (b)	—	—	—	—	(6,298)
Total adjustments	1,055	240	—	895	(5,773)

Tobacco Adjusted Operating Income	$259,991	$73,039	$63,259	$202,489	$183,412

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2019	2019	2018	2019	2018

Tobacco Adjusted EBITDA:
Operating income from tobacco segment	$258,936	$72,799	$63,259	$201,594	$189,185

Litigation settlement and judgment expense (a)	1,055	240	—	895	525
Impact of MSA settlement (b)	—	—	—	—	(6,298)
Total adjustments	1,055	240	—	895	(5,773)

Tobacco Adjusted Operating Income	259,991	73,039	63,259	202,489	183,412

Depreciation and amortization	7,887	1,941	2,059	5,848	6,171
Stock-based compensation expense	43	—	21	21	63
Total adjustments	7,930	1,941	2,080	5,869	6,234

Tobacco Adjusted EBITDA	$267,921	$74,980	$65,339	$208,358	$189,646

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REAL ESTATE SEGMENT (NEW VALLEY LLC) ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2019	2019	2018	2019	2018

Net income (loss) attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$29,162	$7,246	$4,703	$13,468	$(915)
Interest expense (a)	689	228	7	685	63
Income tax expense (benefit) (a)	11,288	3,023	1,971	5,513	(1,826)
Net (loss) income attributed to non-controlling interest (a)	(675)	—	3,026	80	657
Depreciation and amortization	9,240	2,240	2,398	6,765	7,105
EBITDA	$49,704	$12,737	$12,105	$26,511	$5,084
Loss from non-guarantors other than New Valley LLC	72	15	18	57	71
Equity in (earnings) losses from real estate ventures (b)	(34,826)	(8,050)	(294)	(12,002)	8,378
Purchase accounting adjustments (c)	63	—	184	—	545
Litigation settlement and judgment income (d)	—	—	—	—	(2,469)
Other, net	(3,849)	(1,808)	(342)	(3,144)	(1,020)
Adjusted EBITDA	$11,164	$2,894	$11,671	$11,422	$10,589
Adjusted EBITDA attributed to non-controlling interest	(1,471)	—	(3,638)	—	(1,848)
Adjustment to reflect additional 29.41% of Adjusted EBITDA from Douglas Elliman Realty, LLC (e)	(158)	—	3,543	—	3,477
Adjusted EBITDA attributed to New Valley LLC	$9,535	$2,894	$11,576	$11,422	$12,218

Adjusted EBITDA by Segment
Real Estate (f)	$11,188	$2,868	$11,697	$11,437	$11,403
Corporate and Other	(24)	26	(26)	(15)	(814)
Total (g)	$11,164	$2,894	$11,671	$11,422	$10,589

Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (f)	$9,559	$2,868	$11,602	$11,437	$13,032
Corporate and Other	(24)	26	(26)	(15)	(814)
Total (g)	$9,535	$2,894	$11,576	$11,422	$12,218

a.
Amounts are derived from Vector Group Ltd.’s Condensed Consolidated Financial Statements. See Note entitled “Condensed Consolidating Financial Information” contained in Vector Group Ltd.’s Form 10-Q for the three and nine months ended September 30, 2019.

b.	Represents equity in (earnings) losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

c.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d.	Represents proceeds received from a litigation award at Douglas Elliman Realty, LLC.

e.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

f.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $10,486 for the last twelve months ended September 30, 2019 and $3,368, $12,048, $11,026 and $11,824 for the three and nine months ended September 30, 2019 and 2018, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC’s entire Adjusted EBITDA.

g.
New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s “Corporate and Other” segment expenses (for purposes of computing Adjusted EBITDA contained in Table 2 of this press release) of $16,576 for the last twelve months ended September 30, 2019 and $4,110, $3,543, $12,862 and $11,316 for the three and nine months ended September 30, 2019 and 2018, respectively.

TABLE 7
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA
AND DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA ATTRIBUTED TO REAL ESTATE SEGMENT
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2019	2019	2018	2019	2018

Net income attributed to Douglas Elliman Realty, LLC	$4,041	$1,893	$9,965	$6,617	$7,773
Interest expense	8	1	3	6	51
Income tax expense (benefit)	365	265	(85)	366	401
Depreciation and amortization	8,831	2,135	2,295	6,457	6,797
Douglas Elliman Realty, LLC EBITDA	$13,245	$4,294	$12,178	$13,446	$15,022
Equity in earnings from real estate ventures (a)	(1,484)	(458)	(274)	(1,392)	(1,151)
Purchase accounting adjustments (b)	63	—	184	—	545
Litigation settlement and judgment income (c)	—	—	—	—	(2,469)
Other, net	(1,338)	(468)	(40)	(1,028)	(123)
Douglas Elliman Realty, LLC Adjusted EBITDA	$10,486	$3,368	$12,048	$11,026	$11,824
Douglas Elliman Realty, LLC Adjusted EBITDA attributed to non-controlling interest	158	—	(3,543)	—	(3,477)
Adjustment to reflect additional 29.41% of Adjusted EBITDA from Douglas Elliman Realty, LLC, which represents the additional interest acquired on December 31, 2018 (d)	(158)	—	3,543	—	3,477
Douglas Elliman Realty, LLC Adjusted EBITDA attributed to Real Estate Segment	$10,486	$3,368	$12,048	$11,026	$11,824

a.	Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

b.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

c.	Represents proceeds received from a litigation award at Douglas Elliman Realty, LLC.

d.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.